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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 21, 2004


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of December 1, 2004, providing for the issuance of
              Citigroup Mortgage Loan Trust Inc., Series 2004-HYB4
                       Mortgage Pass-Through Certificates)



                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)
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
           Delaware                                  333-117349                 01-0791848
 ----------------------------------                  --------------             ----------------------
(State or Other Jurisdiction                         (Commission                (I.R.S. Employer
of Incorporation)                                    File Number)               Identification Number)

390 Greenwich Street
New York, New York                                                           10013
--------------------------------------------                                 ------
(Address of Principal Executive Offices)                                    Zip Code)

Registrant's telephone number, including area code:  (212) 816-6000
                                                     --------------


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.
                  ------------

Description of the Mortgage Pool

         Citigroup Mortgage Loan Trust Inc. (the "Registrant") plans a series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2004-HYB4, Mortgage Pass-Through Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of December 1, 2004, among the Registrant as depositor, CitiMortgage, Inc. as servicer and U.S. Bank National Association as trustee. The Certificates to be designated as the Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2004-HYB4. Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Citigroup Global Markets Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.


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Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------


                                     ITEM 601(A) OF
                                     REGULATION S-K
      EXHIBIT NO.                     EXHIBIT NO.                                 DESCRIPTION
      -----------                     -----------                                 -----------
           1                               99                    Collateral Term Sheets (as defined in Item 8.01)
                                                                 that have been provided by Citigroup Global Markets
                                                                 Inc. to certain prospective purchasers of Citigroup
                                                                 Mortgage Loan Trust Inc., Mortgage Pass-Through
                                                                 Certificates, Series 2004-HYB4 (filed in paper
                                                                 pursuant to the automatic SEC exemption pursuant to
                                                                 Release 33-7427, August 7, 1997).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 21, 2004

                                            CITIGROUP MORTGAGE LOAN TRUST INC.


                                            By: /s/ Matthew Bollo
                                               -------------------------------
                                            Name:   Matthew Bollo
                                            Title:  Assistant Vice President



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                                Index to Exhibits


                                                                                                Sequentially
    Exhibit No.                                  Description                                   Numbered Page
    -----------                                  -----------                                   -------------
        99.5          Collateral  Term  Sheets  (as  defined  in Item 5) that have been              P
                      provided   by   Citigroup   Global   Markets   Inc.   to  certain
                      prospective  purchasers  of Citigroup  Mortgage  Loan Trust Inc.,
                      Mortgage Pass-Through Certificates, Series 2004-HYB4.

                                  EXHIBIT 99.5


                                [FILED BY PAPER]